UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 9/25/08 - 10/22/08

Operating Report/Period Beginning September 25, 2008 and Ending October 22, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

11/13/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	9/25/08 - 10/22/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	1-Oct	8-Oct	15-Oct	22-Oct	Period 4

Cash Receipts (inc Sales tax)
Cash Receipts	$15,504	$18,150	$16,611	$16,772	$67,037
Credit Card	10,202	11,156	11,101	10,839	43,298
	25,706	29,306	27,712	27,611	110,335
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	418	706	567	142	1,833
Total Cash Receipts	26,124	30,012	28,279	27,753	112,168

Operating Disbursements
A/P
Check	3,307	979	1,439	1,960	7,685
EFT	15,055	15,859	12,869	13,275	57,058
Change in Trade Terms	(1,654)	(3,000)	(1,383)	(100)	(6,137)

Payroll	9,180	6,369	9,387	6,565	31,501
Rent (Cash Occupancy)	7,625	-	-	-	7,625
Sales Tax	794	170	208	3,857	5,029
Other Operating	-	-	-	-	-
Total Operating Disbursements	34,307	20,377	22,520	25,557	102,761
Net Operating Cash Flows	(8,183)	9,635	5,759	2,196	9,407

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	848	867	421	1,916	4,052
Professional Fees, inc. Holdbacks	276	465	200	496	1,437
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	(18)	-	-	(2)	(20)
Cash (Proceeds) from Asset Sales	(329)	-	-	-	(329)
Total Non-Operating Disbursements	777	1,332	621	2,410	5,140

Financing Payments
Interest Expense	6,810	-	-	-	6,810
Interest (Income)	(67)	(20)	(4)	-	(91)
DIP Fees / Other	-	-	602	-	602
Principal Payments	-	350	-	-	350
Total Financing Disbursements	6,743	330	598	-	7,671

Total Net Disbursements	41,827	22,039	23,739	27,967	115,572

Net Cash Receipts (Disbursements)	(15,703)	7,973	4,540	(214)	(3,404)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	13.23%	0.08%	0.00%	32.25%	0.39%	12.46%
Total Disbursements	-	15,295,124	88,351	-	37,274,968	452,491	14,403,506

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.10%	4.64%	0.00%	0.17%	30.90%	0.00%	3.84%
Total Disbursements	118,024	5,359,998	-	194,509	35,709,787	-	4,434,342

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.82%	0.01%	0.09%	0.01%	100.00%
Total Disbursements	-	2,102,323	15,932	105,787	16,857	115,572,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 9/25/08 - 10/22/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	43,300	-	-	493,736	-	206,294	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	(4,122,322)	-	-	4,002,090	-	1,725,720	-	24,349	-
DEPOSITORY ACCOUNT	-	-	-	35,791	-	9,246	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	33,783	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	724,799	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	703,176	-	65,038	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	236,799	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	507,985	-	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	30,583	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	14,528	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	125,709	-	-	-	24,349	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	63,997	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	34,609	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	12,992	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	37,308	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	9,250	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	46,458	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	8,574	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	7,398	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(4,149,572)	-	-	2,201,738	-	845,569	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	33,000,000	-	-	-	-	-	-	-	-
CASH	3,708,933	-	35,104	-	-	-	-	-	-
CASH - US BANK	3,928,872	-	35,104	-	-	-	-	-	-
CASH - US BANK - A/P	(729,651)	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	17,168	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,053,004	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	170,490	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	57,611	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(800,577)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	147	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	11,869	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	32,629,911	-	35,104	4,495,826	-	1,932,014	-	50,949	-

RESTRICTED CASH	2,598,922	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,361,422	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	237,500	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	18,807	-	-	571,303	-	-	-	-	1,360,040
TOTAL DEPOSITORY ACCOUNT	-	79,651	-	-	2,724,060	-	-	-	-	4,433,548
DEPOSITORY ACCOUNT	-	-	-	-	8,002	-	-	-	-	53,040
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	155,248	-	-	-	-	189,032
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	724,529
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	768,214
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	-	52,537	-	-	-	-	289,336
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	507,985
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	30,583
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	14,528
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	150,058
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	63,997
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	34,609
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	12,992
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	37,308
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	9,250
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	46,458
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	8,574
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	7,398
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	1,304,583	-	-	-	-	202,319
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	21,768	-	-	404,806	-	-	-	-	426,574
DEPOSITORY - US BANK - RYAN'S	-	12,685	-	-	90,625	-	-	-	-	103,310
DEPOSITORY - BB&T	-	-	-	-	105,312	-	-	-	-	105,312
DEPOSITORY - SUNTRUST	-	-	-	-	34,485	-	-	-	-	34,485
DEPOSITORY - WELLS FARGO - RYAN'S	-	5,067	-	-	26,797	-	-	-	-	31,864
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	55,364	-	-	-	-	55,364
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	151,691	-	-	-	-	151,691
DEPOSITORY - COMPASS	-	-	-	-	15,322	-	-	-	-	15,322
DEPOSITORY - AMSOUTH	-	-	-	-	100,455	-	-	-	-	100,455
DEPOSITORY - FIRST CITIZENS	-	-	-	-	42,140	-	-	-	-	42,140
DEPOSITORY - JPMORGAN CHASE	-	15,062	-	-	96,506	-	-	-	-	111,568
DEPOSITORY - M&T BANK	-	-	-	-	26,108	-	-	-	-	26,108
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	33,900	-	-	-	-	33,900
DEPOSITORY - FIRST MIDWEST	-	17,984	-	-	-	-	-	-	-	17,984
DEPOSITORY - FIFTH THIRD	-	7,084	-	-	-	-	-	-	-	7,084
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	20,179	-	-	-	-	20,179
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	33,000,000
CASH	249,514	1,275,508	-	-	-	-	-	-	-	5,269,059
CASH - US BANK	-	-	-	-	-	-	-	-	-	3,963,976
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(729,651)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	17,168
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	1,053,004
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	28,053	-	-	-	-	-	-	-	28,053
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	170,490
CASH - US BANK - FRANCHISE HOLDINGS	249,514	-	-	-	-	-	-	-	-	249,514
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	57,611
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(800,577)
CASH - WACHOVIA - PAYROLL	-	2,931,510	-	-	-	-	-	-	-	2,931,656
CASH - US BANK - RYAN'S PAYROLL	-	(1,684,055)	-	-	-	-	-	-	-	(1,684,055)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	11,869
TOTAL CASH & CASH EQUIVALENTS	249,514	1,373,966	-	-	3,295,362	-	-	-	-	44,062,646

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,598,922
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	2,361,422
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	237,500

Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 9/25/08 - 10/22/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

						Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,421.50	Buffets, Inc	20499753	06/03/08	147,421.50
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	85,005.47	Buffets, Inc	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	07/01/08-07/31/08	63,208.83	Buffets, Inc	20518627	10/03/08	63,104.96	103.87

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	160,876.60	Buffets, Inc	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	160,330.35	Buffets, Inc	20517739	09/26/08	160,000.00	330.35

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	Buffets, Inc	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	Buffets, Inc	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	Buffets, Inc	20518661	10/07/08	120,000.00	2,355.86

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	Buffets, Inc	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	Buffets, Inc	20511087	08/19/08	8,000.00	460.25

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	Buffets, Inc	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	Buffets, Inc	20514456	09/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	Buffets, Inc	20518663	10/07/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	Buffets, Inc	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	Buffets, Inc	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	Buffets, Inc	20515684	09/24/08	318,306.40	39,735.76

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547.20	Buffets, Inc	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	269,169.01	Buffets, Inc	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	08/01/08-08/31/08	174,170.85	Buffets, Inc	20519765	10/21/08	161,367.60	12,803.25

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-02/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725.21	Buffets, Inc	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	29,533.99	Buffets, Inc	20518650	10/06/08	26,114.80	3,419.19

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	Buffets, Inc	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	Buffets, Inc	20511070	08/18/08	5,326.80	28.24

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	Buffets, Inc	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	Buffets, Inc	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	Buffets, Inc	20519779	10/22/08	207,017.60	12,864.46

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	Buffets, Inc	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	Buffets, Inc	20514440	09/09/08	161,104.00	6,595.54

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	Buffets, Inc	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	Buffets, Inc	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	Buffets, Inc	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	Buffets, Inc	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-08 provision, 2007 restatement	24,500.00	Buffets, Inc	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	Buffets, Inc	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FYE08 provision, F/A deferred tax, Ryan's federal carryback claim	35,000.00	Buffets, Inc	20519006	10/10/08	35,000.00

Total				10,590,106.24				10,033,608.21	556,498.03

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 9/25/08 - 10/22/08

Buffets Holdings Inc.
PERIOD: 4-09 ENDING: 10/22/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	3,383,684	-	-	40,941,972	-	17,541,588	-	-	1,715,777
TOTAL FOOD COST	-	-	1,198,677	-	-	14,636,517	-	6,230,964	-	-	231,212
TOTAL LABOR	-	-	952,599	-	-	11,733,918	-	4,546,433	-	-	403,517
OPERATING COSTS	-	-	401,017	380	-	5,516,236	3,064	2,214,914	795	-	179,634
OCCUPANCY COSTS	-	-	35,620	47,588	-	4,306,594	479,339	1,661,844	126,163	-	241,891
TOTAL DIR & O/C	-	-	436,637	47,969	-	9,822,829	482,403	3,876,758	126,958	-	421,526

TOTAL RESTAURANT COSTS	-	-	2,587,913	47,969	-	36,193,264	482,403	14,654,155	126,958	-	1,056,255

RESTAURANT PROFIT (LEVEL 4)	-	-	795,771	(47,969)	-	4,748,708	(482,403)	2,887,433	(126,958)	-	659,522

TOTAL SG&A EXPENSE	-	(50,500)	6,410,515	47,070	-	980,119	4,239	-	-	-	105,335

CLOSED RESTAURANT COSTS	-	-	-	-	-	4,403	99	21	-	-	750
EARNINGS FROM OPERATIONS	-	50,500	(5,614,744)	(95,039)	-	3,764,187	(486,741)	2,887,413	(126,958)	-	553,437
OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	19,457	-	-	-	-	44,492	-	-	-
INTEREST INCOME	-	(4,155)	4,175	-	-	-	-	-	-	-	124
INTEREST EXPENSE	-	4,155	(6,716,945)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	54,579	-	-	-	-	-	-	-	1,345
LOSS RELATED TO FINANCING	-	-	(802,250)	-	-	-	-	-	-	-	-
REORGANIZATION COSTS	-	-	(1,463,389)	-	-	(71,361)	-	(19,919)	-	-	(1,882)
NET WORTH TAX	-	-	(24,345)	-	-	-	-	-	-	-	-
INTERCOMPANY	-	(1)	8,233,138	57,210	-	(2,847,275)	361,569	(819,656)	102,292	-	(4,601,490)

TOTAL OTHER INCOME (EXPENSE)	-	(50,501)	(695,581)	57,210	-	(2,918,636)	361,569	(795,083)	102,292	-	(4,601,903)
EARNINGS BEFORE TAX	-	(1)	(6,310,325)	(37,829)	-	845,551	(125,172)	2,092,330	(24,666)	-	(4,048,466)

INCOME TAXES	-	-	52,000	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	-	(1)	(6,362,325)	(37,829)	-	845,551	(125,172)	2,092,330	(24,666)	-	(4,048,466)
Expense, gross	-	N/A	16,452,858	95,039	-	40,096,421	486,741	15,493,751	126,958	-	5,765,712
Expense Allocation (1)	0.00%	N/A	13.23%	0.08%	0.00%	32.25%	0.39%	12.46%	0.10%	0.00%	4.64%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	39,020,822	-	-	-	2,257,531	-	-	-	104,861,375
TOTAL FOOD COST	-	-	15,374,751	-	-	-	749,192	-	(759,891)	-	37,661,420
TOTAL LABOR	-	180,867	8,749,787	-	4,055,367	-	822,662	-	-	-	31,445,151
OPERATING COSTS	-	(45)	5,893,867	-	-	-	312,602	57	1,002	-	14,523,523
OCCUPANCY COSTS	-	-	5,571,871	-	-	-	218,831	16,776	-	-	12,706,517
TOTAL DIR & O/C	-	(45)	11,465,739	-	-	-	531,433	16,833	1,002	-	27,230,040

TOTAL RESTAURANT COSTS	-	180,821	35,590,276	-	4,055,367	-	2,103,287	16,833	(758,890)	-	96,336,612

RESTAURANT PROFIT (LEVEL 4)	-	(180,821)	3,430,546	-	(4,055,367)	-	154,244	(16,833)	758,890	-	8,524,764

TOTAL SG&A EXPENSE	-	28,411	254,084	-	714,624	-	142,644	305	113,795	17,019	8,767,660

CLOSED RESTAURANT COSTS	-	-	47,808	-	-	-	-	-	-	-	53,081

EARNINGS FROM OPERATIONS	-	(209,232)	3,128,653	-	(4,769,991)	-	11,599	(17,138)	645,095	(17,019)	(295,978)
OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	4,726	68,676
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	144
INTEREST EXPENSE	-	-	-	-	-	-	(4,155)	-	-	-	(6,716,945)
OTHER INCOME (EXPENSE)	-	-	1,654	-	-	-	-	-	-	-	7,077
LOSS RELATED TO FINANCING	-	-	-	-	-	-	-	-	-	-	(802,250)
REORGANIZATION COSTS	-	-	(56,557)	-	-	-	(6,368)	-	-	-	(1,619,475)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(24,345)
INTERCOMPANY	-	-	(2,464,042)	-	-	-	23,953	5,938	1,949,478	(1,114)	-

TOTAL OTHER INCOME (EXPENSE)	-	-	(2,518,945)	-	-	-	13,430	5,938	1,949,478	3,612	(9,087,119)
EARNINGS BEFORE TAX	-	(209,232)	609,708	-	(4,769,991)	-	25,030	(11,200)	2,594,573	(13,407)	(9,383,097)

INCOME TAXES	-	-	-	-	-	-	5,000	-	-	-	57,000
NET EARNINGS (LOSS)	-	(209,232)	609,708	-	(4,769,991)	-	20,030	(11,200)	2,594,573	(13,407)	(9,440,097)
Expense, gross	-	209,232	38,412,767	-	4,769,991	-	2,261,454	17,138	113,795	18,133	124,319,990
Expense Allocation (1)	0.00%	0.17%	30.90%	0.00%	3.84%	0.00%	1.82%	0.01%	0.09%	0.01%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 10/22/08

Buffets Holdings Inc.
PERIOD: 4-09 ENDING: 10/22/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,300	-	-	493,736	-	206,294	-	-
TOTAL DEPOSITORY ACCOUNT	-	-	(4,122,322)	-	-	4,002,090	-	1,725,720	-	-
TEMPORARY INVESTMENTS	-	-	33,000,000	-	-	-	-	-	-	-
CASH	-	-	3,708,933	-	35,104	-	-	-	-	-

TOTAL CASH & CASH EQUIVALENTS	-	-	32,629,911	-	35,104	4,495,826	-	1,932,014	-	-

RECEIVABLES - LANDLORD	-	-	-	-	-	18,222	-	11,168	-	-
CREDIT CARD RECEIVABLES	-	-	37,329	-	-	390,072	-	507,814	-	-
INTERCOMPANY	-	(80)	(10,609,235)	(976,694)	(6,188,874)	(13,092,057)	(3,869,562)	28,413,658	(643,704)	-
TOTAL REBATES RECEIVABLE	-	-	16,923	-	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	1,614,047	-	-	84,716	-	46,118	-	-
DUE TO/FROM AFFILIATE	312,368	-	83,620	-	(395,988)	-	-	-	-	-

TOTAL RECEIVABLES	312,368	(80)	(8,857,316)	(976,694)	(6,584,863)	(12,599,048)	(3,869,562)	28,978,758	(643,704)	-

INVENTORY	-	-	876,437	-	-	11,692,198	-	4,101,047	-	-

TOTAL INVENTORIES	-	-	876,437	-	-	11,692,198	-	4,101,047	-	-

RESTRICTED CASH	-	-	2,598,922	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	24,197	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	851,919	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	15,611,860	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	13,544	-	-	12,981	-	-	-	-
PREPAID INSURANCE	-	-	662,040	-	-	-	-	-	-	-
PREPAID RENT	-	-	263,451	-	-	712,437	-	305,810	-	-
PREPAID OTHER	-	-	1,127,914	-	-	445,902	-	70,357	-	-
PREPAID ADVERTISING	-	-	9,713,547	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	-	36	-	-	162,799	-	57,884	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-

TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	28,268,509	-	-	1,334,119	-	434,052	-	-

DEFERRED INCOME TAXES - CURRENT	-	-	13,651,000	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(13,651,000)	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	312,368	(80)	55,516,462	(976,694)	(6,549,759)	4,923,095	(3,869,562)	35,445,871	(643,704)	-

CABINET DIVISION INVENTORY	-	-	-	-	-	4,475,303	-	-	-	-
CORPORATE INVENTORY	-	-	80,360	-	-	503,048	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-
CIP - NON SYSTEM	-	-	-	-	-	487,029	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-
BUILDING	-	-	198,266	-	-	1,125,704	-	-	-	-
ACCUMULATED DEPRECIATION - BUILDING	-	-	(15,425)	-	-	(229,565)	-	-	-	-
LEASEHOLD IMPROVEMENTS	-	-	259,437	-	-	104,484,562	24,728	26,525,176	6,162	-
ACCUMULATED AMORTIZATION	-	-	(67,110)	-	-	(67,583,024)	(317)	(20,170,807)	(65)	-
EQUIPMENT	-	-	21,663,015	6,358,766	-	62,304,705	39,664,337	18,541,385	10,708,705	-
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,785,135)	(2,972,407)	-	(55,032,687)	(15,085,140)	(17,081,252)	(4,631,995)	-
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(1,805)	-	-	(119,402)	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	554,500	-	-	-	-
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,350,927	3,386,359	-	51,273,869	24,603,609	7,814,503	6,082,808	-

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-

DEFERRED INCOME TAXES - NON-CURRENT	-	-	80,901,879	-	14,550,000	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(80,901,879)	-	(14,550,000)	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	803,283	-	-	-	-
RECIPES	-	-	-	-	-	-	-	-	-	-
TRADEMARK	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	803,283	-	-	-	-

PREPAID RENT DEPOSITS	-	-	1,373,371	-	-	16,900	-	4,500	-	-
DEPOSITS	-	-	-	-	-	1,289,046	-	512,811	-	-
DEPOSITS - OTHER LONG TERM	-	-	2,280	-	37,585	3,000	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(15,280,852)	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-
ENTRIES TO BE RECLASSIFIED		-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	454,810,784	-	37,585	1,308,946	-	2,522,250	-	(462,780,302)

TOTAL ASSETS	343,413	(431,239,992)	607,321,800	2,409,665	(6,512,174)	58,309,194	20,734,047	49,000,842	5,439,104	(462,780,302)

	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	18,807	-	-	571,303	-	-	-	26,600	-	-	-	1,360,040
TOTAL DEPOSITORY ACCOUNT	79,651	-	-	2,724,060	-	-	-	24,349	-	-	-	4,433,548
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	-	33,000,000
CASH	1,275,508	-	-	-	-	-	-	-	-	-	249,514	5,269,059

TOTAL CASH & CASH EQUIVALENTS	1,373,966	-	-	3,295,362	-	-	-	50,949	-	-	249,514	44,062,646

RECEIVABLES - LANDLORD	-	-	-	-	-	-	-	8,249	-	-	-	37,638
CREDIT CARD RECEIVABLES	15,438	-	-	379,933	-	-	-	114,317	-	-	-	1,444,902
INTERCOMPANY	(53,730,197)	(650)	(4,481,491)	116,336,486	4,600	(93,841,880)	(650)	3,321,906	16,562	39,471,621	(129,759)	-
TOTAL REBATES RECEIVABLE	2,029,560	-	-	-	-	-	-	-	-	3,512,035	-	5,558,518
ACCOUNTS RECEIVABLE	39,012	-	-	1,547,432	-	-	-	61,699	-	-	-	3,393,025
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIVABLES	(51,646,187)	(650)	(4,481,491)	118,263,851	4,600	(93,841,880)	(650)	3,506,170	16,562	42,983,656	(129,759)	10,434,082

INVENTORY	498,229	-	-	16,967,846	-	-	-	752,330	-	-	-	34,888,086

TOTAL INVENTORIES	498,229	-	-	16,967,846	-	-	-	752,330	-	-	-	34,888,086

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	-	2,598,922

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	-	24,197
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	-	15,000	-	-	-	866,919
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	-	15,611,860
PREPAID CAR LEASES	4	-	-	3,685	-	-	-	183	-	-	-	30,397
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	-	662,040
PREPAID RENT	41,262	-	-	1,107,729	-	-	-	32,641	-	-	-	2,463,330
PREPAID OTHER	20,323	-	-	227,063	-	-	-	143,367	-	275	-	2,035,201
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	-	9,713,547
PREPAID RENT ESCROW	-	-	-	1,866	-	-	-	4,471	-	-	-	227,057
NOTES RECEIVABLE - SHORT TERM	15,120	-	-	-	-	-	-	-	-	-	-	15,120

TOTAL PREPAID EXPENSES AND OTHER ASSETS	76,709	-	-	1,340,344	-	-	-	195,662	-	275	-	31,649,669

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	-	13,651,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	-	(13,651,000)

TOTAL CURRENT ASSETS	(49,697,283)	(650)	(4,481,491)	139,867,403	4,600	(93,841,880)	(650)	4,505,111	16,562	42,983,931	119,755	123,633,406

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	-	4,475,303
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	-	583,408
PROCEEDS OF SALE CLEARING ACCOUNT	(927,679)	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	-	160,236	-	-	-	-	-	-	-	647,265
LAND	500,000	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	1,403,433	-	-	2,859,271	-	-	-	-	-	-	-	5,586,674
ACCUMULATED DEPRECIATION - BUILDING	(277,869)	-	-	(337,070)	-	-	-	-	-	-	-	(859,930)
LEASEHOLD IMPROVEMENTS	1,945,702	-	-	12,501,513	-	-	-	11,614,286	-	-	-	157,361,567
ACCUMULATED AMORTIZATION	(208,909)	-	-	(1,706,265)	-	-	-	(4,495,867)	-	-	-	(94,232,363)
EQUIPMENT	3,590,257	-	-	51,904,582	-	-	-	4,547,139	1,437,048	93,296	-	220,813,236
ACCUMULATED DEPRECIATION - EQUIPMENT	(1,106,166)	-	-	(17,645,957)	-	-	-	(3,701,311)	(409,702)	(65,313)	-	(137,517,065)
AUTOMOBILE	-	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	-	(3,006)	-	-	-	-	-	-	-	(124,213)
ASSETS TO BE SOLD - PP&E	1,112,500	-	-	14,697,294	-	-	-	-	-	-	-	16,364,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	(72,825)	-	-	-	-	-	-	-	(72,825)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	6,031,268	-	-	72,075,206	-	-	-	7,964,441	1,027,346	27,983	-	182,638,319

GOODWILL	18,778,114	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	18,133,818	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	36,911,931	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	95,451,879
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	(95,451,879)

LIQUOR LICENSES	-	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	56,507	-	-	614,893	-	-	-	-	-	-	-	1,474,683
RECIPES	2,088,773	-	-	-	-	-	-	-	-	-	-	2,088,773
TRADEMARK	56,600,000	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	58,745,280	-	-	614,893	-	-	-	343,681	-	-	-	60,507,138

PREPAID RENT DEPOSITS	-	-	-	344,418	-	-	-	8,268	-	-	-	1,747,457
DEPOSITS	52,244	-	-	1,727,626	-	-	-	17,403	-	-	-	3,599,129
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	-	42,865
INSURANCE LOSS DEPOSITS	15,000	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	462,780,302	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	-	(15,280,852)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	8,399	-	-	-	-	-	-	-	-	-	-	8,399
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580
ENTRIES TO BE RECLASSIFIED	-	-	-	(1,089)	-	1,000	-	-	-	-	-	(89)

TOTAL OTHER NONCURRENT ASSETS	462,855,945	-	-	4,370,291	-	1,000	-	25,671	-	-	-	31,943,303

TOTAL ASSETS	514,847,140	(650)	(4,481,491)	216,927,794	4,600	(93,840,880)	(650)	12,838,903	1,043,908	43,011,914	119,755	533,495,942

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 10/22/08

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,360,667	-	-	-	(625)	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	43,077,115	-	-	-	-	-	-	-
COD CLEARING	-	-	(13,884)	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	171,274	-	-	2,733,249	-	988,574	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	744,442	-	-	(266,430)	-	-	-	-

TOTAL ACCOUNTS PAYABLE	-	-	68,339,614	-	-	2,466,819	(625)	988,574	-	-

ACCRUED 401(k)	-	-	1,126,837	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	1,046,392	-	-	4,386,542	-	1,707,149	-	-
ACCRUED BONUS	-	-	297,752	-	-	-	-	316,888	-	-
ACCRUED PAYROLL TAXES	-	-	268,822	-	-	1,432,860	-	472,766	-	-
ACCRUED VACATION	-	-	6,033,331	-	-	-	-	-	-	-

TOTAL ACCRUED COMPENSATION	-	-	8,773,134	-	-	5,819,402	-	2,496,803	-	-

ACCRUED INSURANCE - AUTO	-	-	20,906	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,033,313	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	2,525,439	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	11,579,658	-	-	-	-	-	-	-

ACCRUED PERCENTAGE RENT	-	-	(6,553)	-	-	791,210	-	704,158	-	-
ACCRUED INTEREST - SHORT TERM	-	-	25,623,204	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(57,312)	-	-	2,290,083	-	287,942	-	-
ACCRUED POSTAGE	-	-	(25)	-	-	32,089	-	-	-	-
ACCRUED ADVERTISING	-	-	1,530,356	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	11,124,409	-	-	2,994,019	-	646,374	-	-
DEFERRED INCOME - CURRENT	-	-	137,244	-	-	-	-	-	-	-

TOTAL OTHER ACCRUED LIABILITIES	-	-	38,351,323	-	-	6,107,400	-	1,638,474	-	-

GIFT CERTIFICATES/GIFT CARDS	-	-	5,056,192	-	-	(970,672)	-	(1,813,682)	-	-
CASH RECEIPTS SUSPENSE	-	-	142,500	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	-	14,194,260	-	-	36,946	-	10,552	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	24,551,395	-	-	5,286,158	-	551,064	-	-
SALES/USE TAX PAYABLE	-	-	195,877	20	-	2,726,825	13,294	2,194,987	716	-
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	1,992,609	-	-	-	-

TOTAL ACCRUED LIABILITIES	-	-	102,844,338	20	-	20,998,669	13,294	5,078,197	716	-

INCOME TAXES PAYABLE	-	-	(3,889,419)	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	489,419	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(3,400,000)	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	79,950,000	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	6,258,450	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	315,592,403	20	-	23,465,488	12,669	6,066,771	716	-

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-

ACCRUED RENT	-	-	2,101,069	-	-	14,848,151	-	8,694,895	-	-

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	21,774,000	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	19,327	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,528,750	-	-	717,263	-	2,640,594	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,551,982	-	-	747,263	-	2,640,594	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,948,050	-	-	15,595,413	-	11,335,490	-	-

TOTAL LIABILITIES	-	(149,800,000)	1,183,540,453	20	-	39,060,901	12,669	17,402,261	716	-

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	(14,552)	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000
RETAINED EARNINGS	(442,929)	(135,536)	(711,340,434)	(1,016,471)	(62,624,017)	(191,698,322)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)
LEVEL 8 PROFIT/LOSS	-	(4)	(33,377,132)	(212,796)	(325)	(1,553,903)	(866,755)	2,376,043	(227,609)	-

RETAINED EARNINGS	(442,929)	(135,541)	(744,717,566)	(1,229,268)	(163,789,143)	(193,252,225)	(7,477,758)	258,389,179	(1,742,765)	29,477,421

TOTAL SHAREHOLDERS' EQUITY	343,413	(281,439,992)	(576,218,652)	2,409,646	(6,512,174)	19,248,293	20,721,378	31,598,581	5,438,387	(462,780,302)

TOTAL LIABILITIES & S/E	343,413	(431,239,992)	607,321,800	2,409,665	(6,512,174)	58,309,194	20,734,047	49,000,842	5,439,104	(462,780,302)

	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	-	51,877	-	-	-	-	-	-	-	24,411,919
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	-	43,077,115
COD CLEARING	-	-	-	-	-	-	-	-	-	-	-	(13,884)
MISC. ACCRUALS - RESTAURANT LEVEL	467,055	-	-	3,723,966	-	-	-	96,651	-	-	-	8,180,769
MISC. ACCRUALS - CORP LEVEL	4,497,098	-	-	-	-	-	-	-	-	-	-	4,975,110

TOTAL ACCOUNTS PAYABLE	4,964,153	-	-	3,775,844	-	-	-	96,651	-	-	-	80,631,029

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	-	1,126,837
ACCRUED PAYROLL	266,794	-	55,664	3,176,665	-	1,308,689	-	390,056	-	21,355	-	12,359,306
ACCRUED BONUS	212,414	-	-	-	-	-	-	402	-	-	-	827,456
ACCRUED PAYROLL TAXES	31,672	-	22,255	1,099,097	-	552,784	-	31,220	-	9,695	-	3,921,173
ACCRUED VACATION	1,001,687	-	-	-	-	-	-	-	-	-	-	7,035,018

TOTAL ACCRUED COMPENSATION	1,512,567	-	77,919	4,275,762	-	1,861,474	-	421,678	-	31,050	-	25,269,789

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	-	20,906
ACCRUED INSURANCE - GENERAL LIABILITY	6,106,884	-	-	-	-	-	-	-	-	-	-	15,140,197
ACCRUED INSURANCE - OTHER	-	-	-	680,539	-	-	-	-	-	-	-	3,205,978

TOTAL ACCRUED INSURANCE	6,106,884	-	-	680,539	-	-	-	-	-	-	-	18,367,081

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	-	1,488,815
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	-	25,623,204
ACCRUED PROPERTY TAXES	656,244	-	-	6,798,630	-	-	-	31,677	-	-	-	10,007,264
ACCRUED POSTAGE	-	-	-	(74)	-	-	-	(558)	-	-	-	31,431
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	-	1,530,356
ACCRUED LIABILITIES - OTHER	205,206	-	-	1,785,097	-	35	-	135,956	-	-	8,260	16,899,355
DEFERRED INCOME - CURRENT	38,395	-	-	-	-	-	-	-	-	-	-	175,639

TOTAL OTHER ACCRUED LIABILITIES	899,844	-	-	8,583,654	-	35	-	167,075	-	-	8,260	55,756,064

GIFT CERTIFICATES/GIFT CARDS	238,630	-	-	688,326	-	-	-	904,997	-	-	-	4,103,791
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	-	142,500
WORKERS COMPENSATION PAYABLE	7,736,661	-	-	-	-	-	-	-	-	-	-	21,978,419
LEASE REJECTION CLAIMS RESERVE	821,369	-	-	18,446,855	-	-	-	580,489	-	-	-	50,237,330
SALES/USE TAX PAYABLE	42,233	-	-	2,410,000	-	(151)	-	316,737	-	-	-	7,900,539
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	-	-	-	-	-	-	1,992,609

TOTAL ACCRUED LIABILITIES	17,358,189	-	77,919	35,085,136	-	1,861,358	-	2,390,977	-	31,050	8,260	185,748,122

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	-	(3,889,419)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-	489,419

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	-	(3,400,000)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	-	79,950,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	-	6,258,450

TOTAL CURRENT LIABILITIES	22,322,342	-	77,919	38,860,979	-	1,861,358	-	2,487,627	-	31,050	8,260	410,787,602

NOTES PAYABLE TO PARENT	149,800,000	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	149,800,000	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	771,558	-	-	18,503,114	-	-	-	1,072,268	-	-	-	45,991,055

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	-	21,774,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	-	19,327
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	-	5,886,607

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	-	5,939,839

TOTAL NON-CURRENT LIABILITIES	150,571,558	-	-	18,503,114	-	-	-	1,072,268	-	-	-	915,225,894

TOTAL LIABILITIES	172,893,900	-	77,919	57,364,094	-	1,861,358	-	3,559,895	-	31,050	8,260	1,326,013,496

SHAREHOLDERS' EQUITY
CAPITAL STOCK	100	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	146,398,859	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	206,772,441	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(3,214,789)	(400)	(5,823,715)	49,542,046	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(8,003,371)	(325)	(810,501)	(9,931,101)	(325)	(19,022,767)	(325)	(238,220)	(60,657)	9,874,814	(30,842)	(62,086,103)

RETAINED EARNINGS	(11,218,160)	(725)	(6,634,217)	(170,389,054)	4,285	(135,029,873)	(650)	(1,076,976)	(363,496)	356,410,442	(197,524)	(793,416,543)

TOTAL SHAREHOLDERS' EQUITY	341,953,240	(650)	(4,559,411)	159,563,701	4,600	(95,702,238)	(650)	9,279,008	1,043,908	42,980,864	111,495	(792,517,555)

TOTAL LIABILITIES & S/E	514,847,140	(650)	(4,481,491)	216,927,794	4,600	(93,840,880)	(650)	12,838,903	1,043,908	43,011,914	119,755	533,495,942

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 9/25/08 - 10/22/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through October 22, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	56,219
Accrued Compensation	25,270
Accrued Worker's Compensation	21,978
Accrued Sales, Use and Property Taxes	17,908
Accrued Insurance	18,367
Accrued Interest	25,623
Accrued Litigation Reserve	9,381
Unearned revenue (gift cards/certificates)	4,104
Accrued Legal and Consulting Fees	2,180
Closed Restaurant Reserve	1,993
Accrued Percentage Rent	1,489
Lease Rejection Claims Reserve	50,237
Accrued Other	7,218
Income Taxes Payable	489
Total Debts	242,456

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.: 9/25/08 - 10/22/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	9,929,652
31 - 60 days old	395,125
61 - 90 days old	-
91+ days old	109,305
Total Accounts Receivable	10,434,082
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	10,434,082

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X